November 6, 2015

DBX ETF TRUST

Deutsche X-trackers FTSE Emerging Enhanced Beta ETF

(the “Fund”)

Supplement to the Prospectus and Statement of Additional Information of

the Fund dated November 6, 2015

The Fund is not yet in operation and thus is not currently offered by DBX ETF Trust.

Please retain this supplement for future reference.